Exhibit 99.1

ITEM 4 AND ITEM 5

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Credit Acceptance Corporation, Credit Acceptance Auto Loan Trust 2023-5 and Wells Fargo Securities, LLC.:
We have performed the procedures enumerated below, on certain information with respect to attributes of Credit Acceptance Corporation’s (the “Company”) vehicle loans as of October 31, 2023 (the “Subject Matter”) related to Credit Acceptance Auto Loan Trust 2023-5’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.
The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Wells Fargo Securities, LLC (“Wells Fargo” and together with the Company and the Issuer, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.
Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.
The procedures we performed on the automobile receivables and our findings are as follows.
1.On November 13, 2023, the Company provided an electronic file (the “Data File”) with information for certain vehicle loans included in the Securitization Transaction, which the Company represented was as of the close of business on October 31, 2023.
2.Grant Thornton selected one hundred vehicle loans on a random basis from the Data File. The sample of loans is listed in Exhibit A. For each of the selected loans we compared the following information, designated by Wells Fargo, to the related retail installment contract provided by the Company, and in instances where consumers changed their address subsequent to the origination of their loan, we compared the state to other Company records.

a.Loan number
b.Original amount financed
c.First payment date (scheduled)
d.Original term to maturity
e.Monthly payment
f.Interest rate
g.State
h.Compared the Vehicle Identification Number (“VIN”) on the contract to the VIN on the title document (actual title, title application, VINtek, or acceptable proof of lien, as applicable)
We defined the term “compare” as meaning we compared to the information shown in the Data File and found it to be in agreement. Such information was deemed to be in agreement if differences were attributable to rounding. The term “rounding” was defined as meaning amounts and percentages that were within $1 and 0.1%, respectively. We noted no exceptions.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:
•Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•Addressing the value of collateral securing any such assets being securitized
•Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
•Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•Forming any conclusions
•Any other terms or requirements of the transaction that do not appear in this report.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.
/s/ GRANT THORNTON LLP
Southfield, Michigan
December 1, 2023

Exhibit A

Sample	Loan Number	Sample	Loan Number	Sample	Loan Number
1	XXXXX5364	35	XXXXX5826	69	XXXXX7593
2	XXXXX7633	36	XXXXX7286	70	XXXXX5344
3	XXXXX7031	37	XXXXX4235	71	XXXXX1478
4	XXXXX4248	38	XXXXX6484	72	XXXXX1580
5	XXXXX2746	39	XXXXX8120	73	XXXXX9802
6	XXXXX1822	40	XXXXX7841	74	XXXXX5541
7	XXXXX2601	41	XXXXX6248	75	XXXXX7627
8	XXXXX1512	42	XXXXX0068	76	XXXXX3647
9	XXXXX4584	43	XXXXX2931	77	XXXXX3037
10	XXXXX3483	44	XXXXX8224	78	XXXXX3921
11	XXXXX1573	45	XXXXX5843	79	XXXXX8820
12	XXXXX6419	46	XXXXX0048	80	XXXXX0058
13	XXXXX7540	47	XXXXX4610	81	XXXXX4225
14	XXXXX7815	48	XXXXX1434	82	XXXXX6845
15	XXXXX5441	49	XXXXX9653	83	XXXXX6465
16	XXXXX0738	50	XXXXX6177	84	XXXXX1148
17	XXXXX4296	51	XXXXX2689	85	XXXXX1634
18	XXXXX1067	52	XXXXX9636	86	XXXXX3988
19	XXXXX7190	53	XXXXX5360	87	XXXXX5845
20	XXXXX0444	54	XXXXX9921	88	XXXXX2133
21	XXXXX2255	55	XXXXX3398	89	XXXXX8653
22	XXXXX8465	56	XXXXX7403	90	XXXXX0175
23	XXXXX5667	57	XXXXX0573	91	XXXXX6647
24	XXXXX5873	58	XXXXX9126	92	XXXXX5522
25	XXXXX7245	59	XXXXX4065	93	XXXXX6202
26	XXXXX9094	60	XXXXX7787	94	XXXXX9593
27	XXXXX7514	61	XXXXX0304	95	XXXXX0372
28	XXXXX5915	62	XXXXX5627	96	XXXXX4665
29	XXXXX7149	63	XXXXX1019	97	XXXXX0563
30	XXXXX9704	64	XXXXX8797	98	XXXXX2618
31	XXXXX4660	65	XXXXX4251	99	XXXXX2331
32	XXXXX6416	66	XXXXX3354	100	XXXXX0027
33	XXXXX9111	67	XXXXX2882
34	XXXXX9786	68	XXXXX3433